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                                                                    Exhibit 10.7


                         AMENDMENT DATED AUGUST 4, 1999
                                     to the
                      APPLIED EXTRUSION TECHNOLOGIES, INC.
                             1991 STOCK OPTION PLAN


Section 6(f) of the Applied Extrusion Technologies, Inc. 1991 Stock Option Plan for Directors is hereby amended and restated in its entirety to read as follows:

                           "(f) LIMITED TRANSFERABILITY OF OPTIONS. No option
                  may be transferred, except (i) by will or by the laws of descent and distribution or (ii) to parties that are eligible to have such transferred options and the underlying securities registered on the Plan's existing Form S-8 Registration Statements, such eligibility to be determined in accordance with the General Instructions to Form S-8 and other rulings and pronouncements of the Securities and Exchange Commission as may be in effect from time to time."


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